UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DELPHI TECHNOLOGIES PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 28, 2020

Delphi Technologies PLC

(Exact name of registrant as specified in its charter)

001-38110

(Commission File Number)

Jersey	98-1367514
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Angel Court

10th Floor

London, EC2R 7HJ

United Kingdom

(Address of principal executive offices)

011-44-020-305-74300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Ticker Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	DLPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On January 28, 2020, Delphi Technologies PLC, a public limited company incorporated under the Laws of the Bailiwick of Jersey (the “Company” or “Delphi”), issued a press release announcing certain unaudited preliminary financial results for the full year ended December 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in any such filings.

Item 8.01	Other Events.

On January 28, 2020, the Company entered into a Transaction Agreement (the “Transaction Agreement”) with BorgWarner Inc., a Delaware corporation (“BorgWarner”), pursuant to which BorgWarner, or one of its subsidiaries, will acquire the Company in an all-stock transaction. Subject to the terms and conditions of the Transaction Agreement, at the effective time of the Transaction, each of the issued and outstanding ordinary shares of the Company will be exchanged, pursuant to a scheme of arrangement under Part 18A of the Companies (Jersey) Law 1991 (the “Transaction”), for 0.4534 shares of common stock of BorgWarner, par value of $0.01 per share (the “New BorgWarner Shares”), and cash in lieu of any fractional New BorgWarner Share. Following the completion of the Transaction, the Company will become a wholly-owned subsidiary of BorgWarner. The Transaction is expected to close in the second half of 2020. The Company will file the information required to be reported on a Current Report on Form 8-K with respect to the Transaction Agreement in a separate Current Report on Form 8-K.

On January 28, 2020, the Company and BorgWarner issued a joint press release announcing the execution and entry into the Transaction Agreement. A copy of the joint press release is attached hereto as Exhibit 99.2 and incorporated into this Item 8.01 by reference.

NO OFFER OR SOLICITATION

This communication is being made in respect of the proposed Transaction. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the Transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. In connection with the proposed Transaction, Delphi will file certain proxy materials, which shall constitute the scheme document and the proxy statement relating to the Transaction (the “proxy statement”). The proxy statement will contain the full terms and conditions of the Transaction, including details with respect to the Delphi shareholder vote in respect of the Transaction. Any decision in respect of, or other response to, the Transaction should be made only on the basis of the information contained in the proxy statement.

PARTICIPANTS IN THE SOLICITATION

Delphi, BorgWarner and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from Delphi shareholders in respect of the proposed Transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and any other relevant documents to be filed with the Securities and Exchange Commission (the “SEC”). You can find information about Delphi’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019, and certain of Delphi’s Current Reports on Form 8-K filed with the SEC on January 7, 2019 and July 30, 2019. You can find information about BorgWarner’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019.

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ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed solicitation material in respect of the Transaction. In connection with the Transaction, Delphi will file with the SEC and furnish to Delphi’s shareholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Delphi’s shareholders are urged to read the proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the proposed Transaction or incorporated by reference in the proxy statement (if any) carefully and in their entirety when they become available because they will contain important information about the proposed Transaction and the parties to the proposed Transaction.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and Delphi’s and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Exchange Act, as amended, are available free of charge through Delphi’s and BorgWarner’s websites at www.delphi.com and www.borgwarner.com, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi’s or BorgWarner’s respective current views with respect to future events, including the proposed Transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined group following the proposed Transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi’s or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi or BorgWarner to be materially different from those indicated in the forward-looking statements. All statements that address future operating, financial or business performance or Delphi’s or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed Transaction will not be pursued; failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed Transaction; adverse effects on the market price of Delphi’s ordinary shares or BorgWarner’s shares of common stock and on Delphi’s or BorgWarner’s operating results because of a failure to complete the proposed Transaction; failure to realize the expected benefits of the proposed Transaction; failure to promptly and effectively integrate Delphi’s businesses; negative effects relating to the announcement of the proposed Transaction or any further announcements relating to the proposed Transaction or the consummation of the proposed Transaction on the market price of Delphi’s ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed Transaction; general economic and business conditions that affect the combined group following the consummation of the proposed Transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi’s or BorgWarner’s control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 21, 2019, and the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 19, 2019.

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Delphi’s and BorgWarner’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Delphi and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

GENERAL

The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this communication and all other documents relating to the proposed Transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the proposed Transaction should be made only on the basis of the information contained in the proxy statement and other relevant documents. Delphi shareholders are advised to read carefully the formal documentation in relation to the proposed Transaction once the proxy statement and other relevant documents have been dispatched.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 28, 2020.

99.2	Joint Press Release, dated January 28, 2020.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI TECHNOLOGIES PLC

By:	/s/ Robert W. Boyle
Robert W. Boyle
Vice President, Corporate & Securities, and Assistant Secretary

Date: January 28, 2020

Exhibit 99.1

Delphi Technologies announces preliminary full year 2019 results above prior outlook

LONDON – January 28, 2020 – Delphi Technologies PLC (NYSE: DLPH) (“Delphi Technologies” or the “Company”) today announced preliminary full year 2019 results, above its prior outlook ranges.

Preliminary full year 2019 results highlights:

•	Revenue of $4.36 billion decreased by approximately 10% from the prior year period. Adjusting for currency exchange, revenue decreased by approximately 7%.

•	Adjusted operating income of approximately $315 million, representing an adjusted operating margin of approximately 7.2%.

•	Cash flow from operations of approximately $290 million.

•	Free Cash flow, defined as cash flow from operations less investing activities, including capital expenditures, of approximately $(70) million.

•	Restructuring efforts ahead of plan.

All of the information in this press release is preliminary and subject to completion of year-end financial reporting processes, reviews and audit relating to 2019 fourth quarter and full year financial information, which is unaudited. Accordingly, these preliminary results may change, and any changes may be material. Further, these preliminary results are not a comprehensive statement of the company’s financial results.

Use of non-GAAP financial information

This press release contains information about Delphi Technologies’ financial results which are not presented in accordance with U.S. GAAP. Adjusted Operating Income is a non-GAAP financial measures. Adjusted Operating Income represents net income before interest expense, other (expense) income, net, income tax expense, equity income, net of tax, restructuring, separation costs, transformation costs, asset impairments and pension charges. Adjusted Operating Income margin is defined as Adjusted Operating Income as a percentage of net sales.

In addition, this news release contains information about the Company’s adjusted revenue, which is presented on a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates that occurred between the comparative periods. Constant currency net sales results are calculated by translating current period net sales in local currency to the U.S. dollar amount by using the currency conversion rate for the prior comparative period. The Company consistently applies this approach to net sales for all countries where the functional currency is not the U.S. dollar. The Company believes that this presentation provides useful supplemental information regarding changes in our revenue that were not due to fluctuations in currency exchange rates and such information is consistent with how the Company assesses changes in its revenue between comparative periods.

Management believes the non-GAAP financial measures used in this press release are useful to both management and investors in their analysis of the Company’s financial position, results of operations and liquidity. In particular, management believes Adjusted Operating Income is a useful measure in assessing the Company’s ongoing financial performance that, when reconciled to the corresponding U.S. GAAP measure, provides improved comparability between periods through the exclusion of certain items that management believes are not indicative of the Company’s core operating performance and that may obscure underlying business results and trends. Management also uses this non-GAAP financial measure for internal planning and forecasting purposes.

Adjusted Operating Income is reconciled to the most directly comparable U.S. GAAP financial measure below. Non-GAAP measures should not be considered in isolation or as a substitute for the Company’s reported results prepared in accordance with U.S. GAAP and, as calculated, may not be comparable to other similarly titled measures of other companies.

Year Ended December 31, 2019
(in millions)
Operating income	$140
Restructuring	80
Separation and transformation costs	45
Asset impairments	35
Pension charges	15

Adjusted operating income	$315

This press release, as well as other statements made by Delphi Technologies PLC, contain forward-looking statements that reflect, when made, the Company’s current views, including as to the Company’s financial results for the full year 2019 when finalized in connection with completion of year-end financial reporting processes, reviews and audit of such results. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results. All statements that address future operating, financial or business performance or the Company’s strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include factors discussed under the captions “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the Securities and Exchange Commission.

About Delphi Technologies

Delphi Technologies is a global provider of propulsion technologies that make vehicles drive cleaner, better and further. It offers pioneering solutions for internal combustion engine, hybrid and electric passenger cars and commercial vehicles. Delphi Technologies builds on its Original Equipment expertise to provide leading service solutions for the aftermarket. Headquartered in London (UK), the company operates technical centers, manufacturing sites, customer support service centers in 24 countries and employs more than approximately 21,000 people around the world. Visit www.delphi.com to learn more.

Investor Relations contact:

Sherief Bakr

sherief.bakr@delphi.com

+44 203 057 4241

Media contact:

Anna Mitchell (Global/ UK)

anna.mitchell@delphi.com

+44 7919 293 056

Exhibit 99.2

News Release

BorgWarner to Acquire Delphi Technologies in All-Stock Transaction to Strengthen Propulsion Systems Leadership

•	Enhances Power Electronics Products, Capabilities and Scale

•	Consistent with BorgWarner’s Balanced Propulsion Strategy

•	Expect Meaningful EPS Accretion in Second Full Year While Preserving Strong Balance Sheet

•	Expect Approximately $125 Million of Run-Rate Cost Synergies to Be Achieved by 2023

•	BorgWarner Authorizes $1 Billion Share Repurchase Program

Auburn Hills, Michigan & London, UK, January 28, 2020 – BorgWarner Inc. (NYSE: BWA) and Delphi Technologies PLC (NYSE: DLPH) today announced that they have entered into a definitive transaction agreement under which BorgWarner will acquire Delphi Technologies in an all-stock transaction that values Delphi Technologies’ enterprise value at approximately $3.3 billion.

The acquisition would strengthen BorgWarner’s power electronics products, capabilities and scale. Combining with Delphi Technologies is consistent with BorgWarner’s evolution towards the propulsion market of the future and would enable BorgWarner to maintain flexibility across combustion, hybrid, and electric propulsion (C-H-E).

Under the terms of the agreement, which has been approved by the boards of directors of both companies, Delphi Technologies stockholders would receive a fixed exchange ratio of 0.4534 shares of BorgWarner common stock per Delphi Technologies share. Upon closing of the transaction, current BorgWarner stockholders are expected to own approximately 84% of the combined company, while current Delphi Technologies stockholders are expected to own approximately 16%.

In fiscal year 2019, BorgWarner and Delphi Technologies estimate that they generated $10.17 billion and $4.36 billion of net sales, respectively. Following the close of the transaction, the combined company is expected to be one of the leading pure-play propulsion companies globally, serving light and commercial vehicle manufacturers and the aftermarket. The combined company would offer a unique, more comprehensive portfolio of industry-leading propulsion products and systems across combustion, hybrid and electric, resulting in greater content per vehicle relative to BorgWarner today.

“This exciting transaction represents the next step in BorgWarner’s balanced propulsion strategy, strengthening our position in electrified propulsion as well as our combustion, commercial vehicle and aftermarket businesses,” said Frédéric Lissalde, President and CEO of BorgWarner. “Delphi Technologies will bring proven leading power electronics technologies, talent and scale that will complement our hybrid and electric vehicle propulsion offerings. As a combined company, we look forward to delivering enhanced solutions to our customers while driving increased value for our stockholders.”

Mr. Lissalde added, “We have a great deal of respect for Delphi Technologies’ team around the world and look forward to welcoming them to BorgWarner. We are confident that together we will be able to move faster to address market trends toward electrification.”

“This is a compelling transaction that we are confident delivers clear benefits to our stakeholders,” said Richard F. Dauch, CEO of Delphi Technologies. “Delphi Technologies’ portfolio is highly complementary to BorgWarner’s, and together we plan to create a pioneering propulsion technologies company uniquely equipped to serve OEMs and aftermarket customers around the world. BorgWarner’s team shares our focus on addressing today’s and tomorrow’s challenges, and the combination will create exciting opportunities for our employees. We also expect our stockholders will benefit from the opportunity to participate in the future growth and upside potential of the combined company.”

Compelling Strategic and Financial Benefits:

Bringing BorgWarner and Delphi Technologies together is expected to:

•

Strengthen BorgWarner’s power electronics products, capabilities and scale, creating a leader in electrified propulsion systems that is well-positioned to take advantage of future propulsion migration. Delphi Technologies brings industry leading power electronics technology and talent, with an established production, supply and customer base. The combined company would offer customers a suite of integrated and standalone offerings of power electronics products (including high voltage inverters, converters, on-board chargers and battery management systems) and capabilities (including software, systems integration and thermal management).

•

Enhance BorgWarner’s combustion, commercial vehicle and aftermarket businesses. Delphi Technologies’ breadth of combustion propulsion products complements BorgWarner’s innovative portfolio, which is focused on clean technologies to increase efficiency and performance of modern combustion vehicles. Adding Delphi Technologies’ commercial vehicle and aftermarket business results in more balance across light vehicles, commercial vehicles and the aftermarket.

•

Drive meaningful synergies. BorgWarner expects the combined company to realize run-rate cost synergies of approximately $125 million by 2023 driven primarily by SG&A and procurement savings. These savings are incremental to Delphi Technologies’ and BorgWarner’s existing cost reduction plans. In addition, BorgWarner expects significant long-term revenue synergies primarily from the opportunity to offer more integrated electrified products, creating further value for the combined company’s stockholders.

borgwarner.com

•

Deliver earnings accretion and preserve BorgWarner’s strong balance sheet. The transaction is expected to be meaningfully accretive to adjusted GAAP earnings per share in the second full year after closing. BorgWarner expects the combined company to maintain a strong balance sheet, with a 2019 pro forma gross debt to adjusted EBITDA ratio of approximately 1.6x at closing.

BorgWarner Authorizes Share Repurchase Program

BorgWarner today also announced that its Board of Directors has authorized a share repurchase program of up to $1 billion to be executed over the next three years. This is consistent with the company’s historic approach to capital allocation and demonstrates confidence in its plan to deliver strong free cash flow generation over the long term. The timing and amount of any share repurchases will be based on market conditions, share price and other factors. Repurchases may be made in the open market or in privately negotiated transactions and may be made under Rule 10b5-1 plans.

Timing and Approvals

The BorgWarner/Delphi Technologies transaction is expected to close in the second half of 2020, subject to approval by Delphi Technologies’ stockholders, the satisfaction of customary closing conditions and receipt of regulatory approvals.

Management and Headquarters

Following the closing of the transaction, the combined company will be led by Frédéric Lissalde, BorgWarner’s President and CEO, and Kevin Nowlan, BorgWarner’s CFO, and will operate as BorgWarner. The combined company will be headquartered in Auburn Hills, Michigan.

Preliminary Full Year 2019 Financial Results

In a separate press release issued today, BorgWarner announced preliminary full year 2019 financial results, which is available on the “Investor Relations” section of the BorgWarner website at http://www.borgwarner.com/investors. BorgWarner will issue a press release and hold a conference call to discuss its fourth quarter and full year 2019 financial results on February 13, 2020.

In a separate press release also issued today, Delphi Technologies announced preliminary full year 2019 financial results, which is available on the “Investor Relations” section of the Delphi Technologies website at http://ir.delphi.com. Delphi Technologies will file its Form 10-K on February 13, 2020, and in light of today’s transaction will not be holding its previously scheduled earnings call.

borgwarner.com

Advisors

BofA Securities, Inc. and Rockefeller Financial LLC acted as financial advisors to BorgWarner and Simpson Thacher & Bartlett LLP acted as its legal advisor. Goldman Sachs International acted as financial advisor to Delphi Technologies and Kirkland & Ellis LLP acted as its legal advisor.

Transaction Conference Call

BorgWarner and Delphi Technologies will host a conference call today, at 8:00 a.m. ET to discuss the transaction. The conference call can be accessed by dialing (877) 658-9096 (U.S. / Canada) or (602) 563- 8733 (International) and giving the passcode 8997486. A replay of the call will be available from January 28, 2020 until February 4, 2020 by dialing (855) 859-2056 (U.S. / Canada) or (404) 537-3406 (International) and giving the passcode 8997486.

A live webcast of the conference call will be available on the investor relations sections of BorgWarner’s and Delphi Technologies’ websites at http://www.borgwarner.com and http://ir.delphi.com/investors.

Presentation Materials

Associated presentation materials and an infographic regarding the transaction are available on the investor relations section of each company’s website at http://www.borgwarner.com/investors and http://ir.delphi.com as well as a joint transaction website at http://www.LeadingPropulsion.com.

About BorgWarner

BorgWarner Inc. (NYSE: BWA) is a global product leader in clean and efficient technology solutions for combustion, hybrid and electric vehicles. With manufacturing and technical facilities in 67 locations in 19 countries, the company employs approximately 30,000 worldwide. For more information, please visit borgwarner.com.

About Delphi Technologies

Delphi Technologies is a global provider of propulsion technologies that make vehicles drive cleaner, better and further. It offers pioneering solutions for internal combustion engine, hybrid and electric passenger cars and commercial vehicles. Delphi Technologies builds on its Original Equipment expertise to provide leading service solutions for the aftermarket. Headquartered in London (UK), the company operates technical centers, manufacturing sites, customer support service centers in 24 countries and employs more than 21,000 people around the world. Visit www.delphi.com to learn more.

borgwarner.com

No Offer or Solicitation

This communication is being made in respect of the proposed acquisition of Delphi Technologies by BorgWarner (the “proposed transaction”). This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a proposed transaction not subject to, such registration requirements. Any securities issued in the proposed transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. In connection with the proposed transaction, Delphi Technologies will file certain proxy materials, which shall constitute the scheme document and the proxy statement relating to the proposed transaction (the “proxy statement”). The proxy statement will contain the full terms and conditions of the proposed transaction, including details with respect to the Delphi Technologies shareholder vote in respect of the proposed transaction. Any decision in respect of, or other response to, the proposed transaction should be made only on the basis of the information contained in the proxy statement.

Participants in the Solicitation

Delphi Technologies, BorgWarner and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from Delphi Technologies shareholders in respect of the proposed transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and any other relevant documents to be filed with the Securities and Exchange Commission (the “SEC”). You can find information about Delphi Technologies’ directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019, and certain of Delphi Technologies’ Current Reports on Form 8-K filed with the SEC on January 7, 2019 and July 30, 2019. You can find information about BorgWarner’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Delphi Technologies will file with the SEC and furnish to Delphi Technologies’ shareholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Delphi Technologies’ shareholders are urged to read the proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement (if any) carefully and in their entirety when they become available because they will contain important information about the proposed transaction and the parties to the proposed transaction.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and Delphi Technologies’ and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, are available free of charge through Delphi Technologies’ and BorgWarner’s websites at www.delphi.com and www.borgwarner.com, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or BorgWarner’s respective current views with respect to future events, including the proposed transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined group following the proposed transaction, if completed. Such forward-looking statements are subject to many risks,

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uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi Technologies or BorgWarner to be materially different from those indicated in the forward-looking statements. All statements that address future operating, financial or business performance or Delphi Technologies’ or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed transaction will not be pursued; failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect the combined group following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or BorgWarner’s control. For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 21, 2019, and the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 19, 2019. Delphi Technologies’ and BorgWarner’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Delphi Technologies and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

General

The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this communication and all other documents relating to the proposed transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement and other relevant documents. Delphi Technologies shareholders are advised to read carefully the formal documentation in relation to the proposed transaction once the proxy statement and other relevant documents have been dispatched.

CONTACTS

BorgWarner

IR contact:

Patrick Nolan

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Phone: +1 248-754-0884

Email: ir@borgwarner.com

PR contact:

Michelle Collins

Phone: +1 248-754-0449

Email: mediacontact@borgwarner.com

Delphi Technologies

IR contact:

Sherief Bakr

Phone: +44 7557 895 781

Email: sherief.bakr@delphi.com

PR contact:

Kristen Kinley (Global/ Americas)

Phone: +1 248 535-3930

Email: kristen.kinley@delphi.com

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